                                                                    EXHIBIT 10.9

                               PROMISSORY NOTE B-2

$2,500,000.00                                                 New York, New York
                                                                 August 19, 2003

         FOR VALUE RECEIVED, each of the entities set forth on Schedule A annexed hereto, jointly and severally, as maker, having its principal place of business at 27442 Portola Parkway, Suite 200, Foothill Ranch, California 92610 (collectively, "BORROWER"), hereby unconditionally promises to pay to the order of COLUMN FINANCIAL, INC., a Delaware corporation, as lender, having an address at 11 Madison Avenue, New York, New York 10010 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND and No/100 DOLLARS ($2,500,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Promissory Note B-2 at the Applicable Interest Rate, and to be paid in accordance with the terms of this Promissory Note B-2 and that certain Loan Agreement, dated the date hereof, between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                           ARTICLE 1: PAYMENT TERMS

         Borrower agrees to pay the principal sum of this Promissory Note B-2 and interest on the unpaid principal sum of this Promissory Note B-2 from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Promissory Note B-2 and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                      ARTICLE 2: DEFAULT AND ACCELERATION

         The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Promissory Note B-2 is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                           ARTICLE 3: LOAN DOCUMENTS

         This Promissory Note B-2 is secured by the Mortgages and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgages and the other Loan Documents are hereby made part of this Promissory Note B-2 to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Promissory Note B-2 and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                           ARTICLE 4: SAVINGS CLAUSE

         Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender.

                           ARTICLE 5: NO ORAL CHANGE

         This Promissory Note B-2 may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                              ARTICLE 6: WAIVERS

         Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Promissory Note B-2 or any installment hereof, and no alteration, amendment or waiver of any provision of this Promissory Note B-2, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Promissory Note B-2, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Promissory Note B-2, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "BORROWER," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "BORROWER" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If any Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term "BORROWER" as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and their members shall not thereby be released from any liability. Nothing in the foregoing three sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company, as applicable, which may be set forth in the Loan Agreement or any other Loan Document.

                              ARTICLE 7: TRANSFER

         Upon the transfer of this Promissory Note B-2, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                            ARTICLE 8: EXCULPATION

         The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Promissory Note B-2 to the same extent and with the same force as if fully set forth herein.

                           ARTICLE 9: GOVERNING LAW

         This Promissory Note B-2 shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

                              ARTICLE 10: NOTICES

         All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note B-2 as of the day and year first above written.

                        BRIARCLIFF NURSING AND REHABILITATION CENTER, LP

                        By: Briarcliff Nursing and Rehabilitation Center GP,
                            LLC, its general partner

                        CALIFORNIA SECURED RESOURCES, LLC

                        CAREHOUSE HEALTHCARE CENTER, LLC

                        CLAIRMONT BEAUMONT, LP

                        By: Clairmont Beaumont GP, LLC, its general partner

                        CLAIRMONT LONGVIEW, LP

                        By: Clairmont Longview GP, LLC, its general partner

                        COLONIAL NEW BRAUNFELS CARE CENTER, LP

                        By: Colonial New Braunfels GP, LLC, its general
                            partner

                        COLONIAL TYLER CARE CENTER, LP

                        By: Colonial Tyler GP, LLC, its general partner

                        COMANCHE NURSING CENTER, LP

                        By: Comanche Nursing Center GP, LLC, its general partner

                        CORONADO NURSING CENTER, LP

                        By: Coronado Nursing Center GP, LLC, its general partner

                        DEVONSHIRE CARE CENTER, LLC

                        FLATONIA OAK MANOR, LP

                        By: Flatonia Oak Manor GP, LLC, its general partner

                        FOUNTAIN CARE CENTER, LLC

                        FOUNTAIN SENIOR ASSISTED LIVING, LLC

                        GUADALUPE VALLEY NURSING CENTER, LP

                        By: Guadalupe Valley Nursing Center GP, LLC, its
                            general partner

                        HALLETTSVILLE REHABILITATION AND NURSING CENTER, LP

                        By: Hallettsville Rehabilitation GP, LLC, its general
                            partner

                        HOSPITALITY NURSING AND REHABILITATION CENTER, LP

                        By: Hospitality Nursing GP, LLC, its general partner

                        LIVE OAK NURSING CENTER, LP

                        By: Live Oak Nursing Center GP, LLC, its general partner

                        MONUMENT REHABILITATION AND NURSING CENTER, LP

                        By: Monument Rehabilitation GP, LLC, its general partner

                        OAK CREST NURSING CENTER, LP

                        By: Oak Crest Nursing Center GP, LLC, its general
                            partner

                        OAKLAND MANOR NURSING CENTER, LP

                        By: Oakland Manor GP, LLC, its general partner

                        SHG SECURED RESOURCES, LP

                        By: Secured Resource Management GP, LLC, its general
                            partner

                        SOUTHWOOD CARE CENTER, LP

                        By: Southwood Care Center GP, LLC, its general partner

                        SPRING SENIOR ASSISTED LIVING, LLC

                        TEXAS CITYVIEW CARE CENTER, LP

                        By: Texas Cityview Care Center GP, LLC, its general
                            partner

                        TEXAS HERITAGE OAKS NURSING AND REHABILITATION
                        CENTER, LP

                        By: Texas Heritage Oaks Nursing and Rehabilitation
                            Center GP, LLC, its general partner

                        TEXAS SECURED RESOURCES, LLC

                        THE CLAIRMONT TYLER, LP

                        By: The Clairmont Tyler GP, LLC, its general partner

                        THE EARLWOOD, LLC

                        TOWN AND COUNTRY MANOR, LP

                        By: Town and Country Manor GP, LLC, its general
                            partner

                        VALLEY HEALTHCARE CENTER, LLC

                        VILLA MARIA HEALTHCARE CENTER, LLC

                        WEST SIDE CAMPUS OF CARE, LP

                        By: West Side Campus of Care GP, LLC, its general
                            partner

                        WILLOW CREEK HEALTHCARE CENTER, LLC

                        By: \s\ Roland G. Rapp
                            ---------------------------------------
                            Name: Roland G. Rapp
                            Title: Secretary

                                   SCHEDULE A

                            PROPERTIES AND BORROWERS

                                                                                                BORROWERS
--------------------------------------------------------------------------------------------------------------------------------
                                   TYPE OF
        INDIVIDUAL PROPERTIES      FACILITY     COUNTY        STATE       OPERATOR            FEE OWNERS         MASTER LESSEE
--------------------------------------------------------------------------------------------------------------------------------
1.     Carehouse Care Center         SNF      Orange           CA     Carehouse           SHG Secured         California Secured
                                                                      Healthcare Center,  Resources, LP       Resources, LLC
                                                                      LLC
--------------------------------------------------------------------------------------------------------------------------------
2.     Devonshire Care Center        SNF      Riverside        CA     Devonshire Care     SHG Secured         California Secured
                                                                      Center, LLC         Resources, LP       Resources, LLC
--------------------------------------------------------------------------------------------------------------------------------
3.     Fountain Care Center          SNF      Orange           CA     Fountain Care       SHG Secured         California Secured
                                                                      Center, LLC         Resources, LP       Resources, LLC
--------------------------------------------------------------------------------------------------------------------------------
4.     Fountain Senior Assisted      ALF      Orange           CA     Fountain Senior     SHG Secured         California Secured
       Living                                                         Assisted Living,    Resources, LP       Resources, LLC
                                                                      LLC
--------------------------------------------------------------------------------------------------------------------------------
5.     Spring Assisted Living        ALF      Los Angeles      CA     Spring Senior       SHG Secured         California Secured
       and Retirement                                                 Assisted Living,    Resources, LP       Resources, LLC
                                                                      LLC
--------------------------------------------------------------------------------------------------------------------------------
6.     Earlwood Care Center          SNF      Los Angeles      CA     The Earlwood, LLC   SHG Secured         California Secured
                                                                                          Resources, LP       Resources, LLC
--------------------------------------------------------------------------------------------------------------------------------
7.     Valley Health Care Center     SNF      Fresno           CA     Valley Healthcare   SHG Secured         California Secured
                                                                      Center, LLC         Resources, LP       Resources, LLC
--------------------------------------------------------------------------------------------------------------------------------
8.     Villa Maria Care Center       SNF      Santa Barbara    CA     Villa Maria         SHG Secured         California Secured
                                                                      Healthcare Center,  Resources, LP       Resources, LLC
                                                                      LLC
--------------------------------------------------------------------------------------------------------------------------------
9.     Willow Creek Health Care      SNF      Fresno           CA     Willow Creek        SHG Secured         California Secured
       Center                                                         Healthcare Center,  Resources, LP       Resources, LLC
                                                                      LLC
--------------------------------------------------------------------------------------------------------------------------------
10.    Briarcliff Nursing and        SNF      Hidalgo          TX     Briarcliff Nursing  SHG Secured         Texas Secured
       Rehabilitation Center                                          and Rehabilitation  Resources, LP       Resources, LLC
                                                                      Center, LP
--------------------------------------------------------------------------------------------------------------------------------
11.    Clairmont Nursing Home        SNF      Jefferson        TX     Clairmont           SHG Secured         Texas Secured
       (Beaumont)                                                     Beaumont, LP        Resources, LP       Resources, LLC
--------------------------------------------------------------------------------------------------------------------------------
12.    Clairmont Nursing Home        SNF      Gregg            TX     Clairmont           SHG Secured         Texas Secured
       (Longview)                                                     Longview, LP        Resources, LP       Resources, LLC
--------------------------------------------------------------------------------------------------------------------------------
13.    Colonial Manor Care           SNF      Comal            TX     Colonial New        SHG Secured         Texas Secured
       Center                                                         Braunfels Care      Resources, LP       Resources, LLC
                                                                      Center, LP
--------------------------------------------------------------------------------------------------------------------------------
14.    Colonial Manor (Tyler)        SNF      Smith            TX     Colonial Tyler      SHG Secured         Texas Secured
                                                                      Care Center, LP     Resources, LP       Resources, LLC
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                BORROWERS
-----------------------------------------------------------------------------------------------------------------------------
                                   TYPE OF
        INDIVIDUAL PROPERTIES      FACILITY     COUNTY        STATE       OPERATOR         FEE OWNERS         MASTER LESSEE
-----------------------------------------------------------------------------------------------------------------------------

15.    Comanche Trail Nursing        SNF      Howard           TX     Comanche Nursing    SHG Secured         Texas Secured
       Center                                                         Center, LP          Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
16.    Coronado Nursing Center       SNF      Taylor           TX     Coronado Nursing    SHG Secured         Texas Secured
                                                                      Center, LP          Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
17.    Oak Manor Nursing Center      SNF      Fayetee          TX     Flatonia Oak        SHG Secured         Texas Secured
                                                                      Manor, LP           Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
18.    Guadalupe Valley Nursing      SNF      Guadalupe        TX     Guadalupe Valley    SHG Secured         Texas Secured
       Center                                                         Nursing Center, LP  Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
19.    Hallettsville Nursing         SNF      Lavaca           TX     Hallettsville       SHG Secured         Texas Secured
       Center                                                         Rehabilitation and  Resources, LP       Resources, LLC
                                                                      Nursing Center, LP
-----------------------------------------------------------------------------------------------------------------------------
20.    Lubbock Hospitality House     SNF      Lubbock          TX     Hospitality         SHG Secured         Texas Secured
                                                                      Nursing and         Resources, LP       Resources, LLC
                                                                      Rehabilitation
                                                                      Center, LP
-----------------------------------------------------------------------------------------------------------------------------
21.    Live Oak Nursing Center       SNF      Live Oak         TX     Live Oak Nursing    SHG Secured         Texas Secured
                                                                      Center, LP          Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
22.    Monument Hill Nursing         SNF      Fayette          TX     Monument            SHG Secured         Texas Secured
       Center                                                         Rehabilitation and  Resources, LP       Resources, LLC
                                                                      Nursing Center, LP
-----------------------------------------------------------------------------------------------------------------------------
23.    Oak Crest Nursing Center      SNF      Aransas          TX     Oak Crest Nursing   SHG Secured         Texas Secured
                                                                      Center, LP          Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
24.    Oakland Manor Nursing         SNF      Lee              TX     Oakland Manor       SHG Secured         Texas Secured
       Center                                                         Nursing Center, LP  Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
25.    Southwood Care Center         SNF      Travis           TX     Southwood Care      SHG Secured         Texas Secured
                                                                      Center, LP          Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
26.    Cityview Care Center          SNF      Tarrant          TX     Texas Cityview      SHG Secured         Texas Secured
                                                                      Care Center, LP     Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
27.    Heritage Oaks Nursing         SNF      Lubbock          TX     Texas Heritage      SHG Secured         Texas Secured
       and Rehabilitation Center                                      Oaks Nursing and    Resources, LP       Resources, LLC
                                                                      Rehabilitation
                                                                      Center, LP
-----------------------------------------------------------------------------------------------------------------------------
28.    Clairmont Nursing Home        SNF      Smith            TX     The Clairmont       SHG Secured         Texas Secured
       (Tyler)                                                        Tyler, LP           Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
29.    Town & Country Manor          SNF      Kendall          TX     Town and Country    SHG Secured         Texas Secured
                                                                      Manor, LP           Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------
30.    West Side Campus of Care      SNF      Tarrant          TX     West Side Campus    SHG Secured         Texas Secured
                                                                      of Care, LP         Resources, LP       Resources, LLC
-----------------------------------------------------------------------------------------------------------------------------